FOR IMMEDIATE RELEASE:

Subject: Update on Hammer Group's Strategic Restructuring and Future Plans

Dear HMMR Shareholders,

In light of the fluctuations observed in HMMR stock trading in recent years, the leadership at Hammer Group is committed to enhancing faith and trust among our valued shareholders. To achieve this, we are embarking on a comprehensive restructuring initiative designed to establish resilient and profitable business centers. Our primary focus is on leveraging newly acquired financial and managerial resources to fortify areas of vulnerability and enhance overall performance.

Over the past two years, we have evolved from a pure telecommunications company into a diversified holding entity. Our financial technology ("FinTech") initiative, previously minimally disclosed, has transformed into a fully functional technology platform, featuring a world-class digital wallet and neo-banking ecosystem. This strategic positioning empowers us to revolutionize digital banking for the unbanked population globally, with significantly improved integrated technology assets ready for deployment across multiple countries. To effectively deliver on these initiatives, management deems it necessary to develop and implement effective systems and procedures, ensuring transparent communication regarding the positive changes and restructuring strategies anticipated over the next twelve months. Key initiatives include the implementation of advanced financial reporting systems, improved media communications, and the deployment of both organic and acquisition strategies, coupled with the exploration of transitioning developmental initiatives to senior exchanges. These efforts are aimed at generating increased liquidity for stockholders and demonstrating the true value of the enhanced asset restructuring within Hammer Group.

To facilitate the realization of our goals, we have enlisted the expertise of Cetus Capital LLC (http://www.cetus-capital.net) and the CFO Squad (https://www.cfosquad.com/). Cetus Capital will provide advisory support for planned acquisitions, capital raising and the expansion of technological innovations into new markets whilst the CFO Squad will streamline our financial filings by strengthening our accounting processes to increase efficiency going forward. In order to secure financial resources for our technology initiatives, the board of directors has approved a strategy to divest currently owned telecommunication assets. This transaction will enable the company to repurchase its own shares, while raising additional funds for technology initiatives with the aim of minimizing dilution for common shareholders. With the commencement of HammerPay revenues, including plans to transition our FinTech initiatives to a larger, more liquid senior exchange, we anticipate an improved market value and increased capital availability.

We would like to extend our sincere appreciation for the patience and understanding of our shareholders during these challenging times and encourage you to stay informed through our enhanced company website media section as we navigate through this corporate enhancement process. The board of directors of HMMR remain dedicated to transparent and improved communication for all shareholders.

Sincerely,

Michael Cothill

Executive Chairman

Principal Executive Officer

About Hammer

Hammer Technology Holdings ["Hammer Fiber Optics Holdings Corp."] (OTC:HMMR) is a company investing in the future of technology. Hammer has broadened its strategy to focus on the rapidly evolving world of innovative technology and in an effort to keep pace, has restructured the group to allow for the creation of several related verticals. In addition to its "Everything Wireless" strategy which includes the deployment of high-speed fixed wireless service for residential and small business, Hammer has entered the FinTech industry which is rapidly becoming the mainstream technology powering today's telecommunication applications. For more information contact Investor Relations at info@hmmrgroup.com.

Forward Looking Statements

This press release contains projections and other forward-looking statements regarding future events or our future financial performance. All statements other than present and historical facts and conditions contained in this release, including any statements regarding our future results of operations and financial positions, business strategy, plans and our objectives for future operations, are forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These statements are only predictions and reflect our current beliefs and expectations with respect to future events and are based on assumptions and subject to risk and uncertainties and subject to change at any time. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Actual events or results may differ materially from those contained in the projections or forward-looking statements. Forward-looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.